                                                                    EXHIBIT 23.2

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 20, 2000 included in Aspect Medical Systems, Inc.'s Registration Statement File No. 333-86295 on Form S-1, which was declared effective by the Securities and Exchange Commission on January 27, 2000.


                                                        /s/ Arthur Andersen LLP

Boston, Massachusetts
May 12, 2000